                                                                   Exhibit 10.49

                                                                       EXECUTION


                        GRANITE BROADCASTING CORPORATION

                     LIMITED WAIVER AND FOURTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                  This LIMITED WAIVER AND FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT AND WAIVER") is dated as of November 6, 2000 and entered into by and among GRANITE BROADCASTING CORPORATION, a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANKERS TRUST COMPANY ("BANKERS"), as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of
Section 3 hereof, the Credit Support Parties (as defined in Section 3 hereof) listed on the signature pages hereof, and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of June 10, 1998 by and among Company, Lenders, Administrative Agent, The Bank of New York as Documentation Agent, and Goldman Sachs Credit Partners L.P., Union Bank of California, N.A. and ABN Amro Bank N.V., as Co-Agents, as amended by that certain First Amendment dated as of March 23, 1999, and that certain Second Amendment dated as of February 16, 2000 and that certain Third Amendment dated as of March 17, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company has notified Administrative Agent and Lenders that it is in default of the financial covenants set forth in subsections 7.6A and 7.6C of the Credit Agreement with respect to the fiscal quarter ending as of September 30, 2000;

                  WHEREAS, Company has requested Administrative Agent and Requisite Lenders to waive such defaults and to make certain amendments to the financial covenants set forth in the Credit Agreement;

                  WHEREAS, Administrative Agent and Requisite Lenders are willing to waive such defaults and make such amendments, but only on the terms and conditions set forth herein:

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and in reliance on the representations and warranties of Company and the Credit Support Parties herein contained, the parties hereto agree as follows:

SECTION 1.        LIMITED WAIVER

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of subsections 7.6A, and 7.6C of the Credit Agreement with respect to the fiscal quarter ending as of September 30, 2000; PROVIDED, that the ratio of Consolidated Total Debt to Consolidated Broadcast Cash Flow as of September 30, 2000, as calculated in accordance with subsection 7.6A, does not exceed 8.25 to 1; PROVIDED, FURTHER, that (a) such waiver shall terminate on March 30, 2001; (b) no more than $140,000,000 in aggregate principal amount of Loans may be outstanding at any time; (c) no Additional Credit Commitments shall be requested by Company pursuant to subsection 2.1A(ii) without the prior written consent of Administrative Agent and Requisite Lenders; (d) Company shall have presented to Administrative Agent and Lenders on or before December 31, 2000, a plan satisfactory in substance and detail to Administrative Agent and Requisite Lenders to take specified actions (which may include the issuance of equity on or before March 31, 2001) that will cause the Company to be in compliance with the financial covenants set forth in subsections 7.6A, B, C and D of the Credit Agreement for the fiscal quarters ending on March 31, 2001 and thereafter, together with projected financial statements based on reasonable assumptions and otherwise satisfactory in substance and detail to Administrative Agent and Requisite Lenders demonstrating pro forma compliance with subsections 7.6A, B, C and D of the Credit Agreement for the fiscal quarters ending on and after March 31, 2001; (e) Company shall report to Administrative Agent and Lenders on the status and progress of the actions described in such plan at least once every two weeks thereafter and shall provide such updates and revisions to the plan and related projected financial statements as are necessary to continue to demonstrate such pro forma compliance; and (f) at all times on and after December 31, 2000, Administrative Agent and Requisite Lenders shall continue to be satisfied with the status, progress and viability of such plan.

SECTION 2.        AMENDMENTS TO THE CREDIT AGREEMENT

2.1      AMENDMENTS TO SUBSECTION 1.1:  CERTAIN DEFINED TERMS.

         (a) The definition of "APPLICABLE MARGIN" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  `"APPLICABLE MARGIN" means, for each Loan, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

      ---------------------------------------------------------------------------------------------------
              PRICING LEVERAGE RATIO                BASE RATE LOANS             EURODOLLAR RATE LOANS
      ---------------------------------------------------------------------------------------------------
                   7.0 to 1                             1.75%                          3.00%
      ---------------------------------------------------------------------------------------------------
         6.5 to 1 and less than 7.0 to 1                1.50%                          2.75%
      ---------------------------------------------------------------------------------------------------
         6.0 to 1 and less than 6.5 to 1                1.25%                          2.50%
      ---------------------------------------------------------------------------------------------------
         5.5 to 1 and less than 6.0 to 1                1.00%                          2.25%
      ---------------------------------------------------------------------------------------------------
         5.0 to 1 and less than 5.5 to 1                0.75%                          2.00%
      ---------------------------------------------------------------------------------------------------
                less than 5.0 to 1                      0.50%                          1.75%
      ---------------------------------------------------------------------------------------------------

and the increase in Applicable Margin shall take effect upon the Fourth Amendment Effective

Date (as defined in subsection 5.6 of this Amendment and Waiver) with respect to all Loans, including without limitation all Loans outstanding on the Fourth Amendment Effective Date.

                  (b) Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the following new definition in proper alphabetical order:

                  "NET SECURITIES PROCEEDS" means the cash proceeds (net of
                   underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from the issuance of Securities or incurrence of Indebtedness (other than the Loans) by Company.

2.2      AMENDMENT TO SUBSECTION 2.4A:  SCHEDULED COMMITMENT REDUCTIONS.

                  Clause (i) of subsection 2.4A of the Credit Agreement shall be amended by deleting the table set forth in clause (i) thereof in its entirety and substituting the following table therefor:

--------------------------------------------------------------------------------------------------------
                                    SCHEDULED REDUCTION            REVOLVING COMMITMENT (SUBJECT TO
     DATE                                 AMOUNT                       2.4B(ii) AND 2.4B(iii))
--------------------------------------------------------------------------------------------------------
December 31, 2000                       $4,933,400                            $192,402,600
--------------------------------------------------------------------------------------------------------
March 31, 2001                          $52,402,600                           $140,000,000
--------------------------------------------------------------------------------------------------------
March 31, 2002                          $140,000,000                          $0
--------------------------------------------------------------------------------------------------------


2.3      AMENDMENT TO SUBSECTION 2.4B:  MANDATORY PREPAYMENTS.

                  Clause (iii) of subsection 2.4B (Mandatory Prepayments and Mandatory Reductions of Commitments) is hereby amended by:

(i) deleting clause (a) thereof in its entirety and substituting the following therefor:

                           "(a) PREPAYMENTS AND REDUCTIONS FROM ASSET SALES. No
                  later than the date of receipt by Company or any of its Subsidiaries of the Cash Proceeds of any Asset Sale, Company shall prepay the Loans and permanently reduce the Revolving Loan Commitments in an amount equal to the Net Cash Proceeds of such Asset Sale."; and

(ii) deleting clauses (c) and (d) thereof in their entirety and substituting the following clause (c) therefor:

                           "(c) PREPAYMENTS AND REDUCTIONS DUE TO ISSUANCE OF
                  DEBT/EQUITY SECURITIES. On the date of receipt of the Net Securities Proceeds from the issuance of any equity securities of Company or any Indebtedness of Company

                  (other than the Loans), Company shall prepay the Loans and permanently reduce the Revolving Loan Commitments in an amount equal to such Net Securities Proceeds."

2.4      AMENDMENT TO SUBSECTION 6.1:  FINANCIAL STATEMENTS AND OTHER REPORTS.

                  Clause (i) of subsection 6.1 of the Credit Agreement is hereby amended by deleting the title therefrom and substituting the new title "MONTHLY AND QUARTERLY FINANCIALS:" in its place, designating the existing provision as subclause (B) and inserting the following immediately following the title as a new subclause (A) thereto:

                           "(A) MONTHLY STATION OPERATING STATEMENTS: as soon as
                  available and in any event within 20 days after the end of each calendar month, station operating statements (setting forth detailed information concerning the revenue, expenses and broadcast cash flow for such station for such period) for each station operated by Company and its Subsidiaries as at the end of such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such calendar month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company as true, correct and complete;"

2.5      AMENDMENT TO SUBSECTION 6.13:  NEW SUBSIDIARIES.

                  Subsection 6.13 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

"PROVIDED, that Company shall not be required to cause the actions required pursuant to this subsection with respect to WNGS, Inc. and WNGS License, Inc., so long as neither WNGS, Inc. nor WNGS License, Inc. is engaged in any business or has any assets and each is dissolved, liquidated or wound-up in accordance with the provisions of subsection 7.7 on or before December 31, 2000."

2.6      AMENDMENT TO SUBSECTION 7.3:  INVESTMENTS; JOINT VENTURES.

                  Clause (iii) of subsection 7.3 is hereby amended by inserting the words "to the extent permitted by Section 7.17," at the beginning thereof.

2.7      AMENDMENT TO SUBSECTION 7.5:  RESTRICTED JUNIOR PAYMENTS.

                  Subsection 7.5 of the Credit Agreement is hereby amended by:

(i) deleting clause (i) thereof in its entirety and substituting the following therefor:

                           "(i) Company may make payments on the Existing
                  Subordinated Notes
                  and in respect of any of the Additional Subordinated Indebtedness as required by the terms of the Existing Subordinated Notes or the instruments evidencing such Additional Subordinated Indebtedness respectively, but subject, in each case to the subordination provisions contained therein;"

(ii) deleting clause (iv) thereof in its entirety and substituting the following therefor:

                           "(iv) [INTENTIONALLY OMITTED]";

(iii) deleting the proviso to clause (v) thereof in its entirety and substituting the following proviso therefor:

                           "; PROVIDED, that such dividends shall not be paid in
 cash except as permitted pursuant to subsection 7.5(vii)."

(iv) deleting clause (vi) thereof in its entirety and substituting the following therefor:

                           "(vi)  [INTENTIONALLY OMITTED]"; and

(v) deleting clause (ix) thereof in its entirety and substituting the following therefor:

                           "(ix)  [INTENTIONALLY OMITTED]".

2.8      AMENDMENTS TO SUBSECTION 7.6A:  MAXIMUM TOTAL DEBT RATIO.

                  Subsection 7.6A of the Credit Agreement is hereby amended by deleting the provisos thereto and inserting the following proviso in place thereof:

                  "; PROVIDED, that notwithstanding anything in the foregoing to the contrary, for any fiscal quarter ending during any period set forth below, the following ratios shall apply:

               ---------------------------------------------------------------------------------
                                PERIOD                           MAXIMUM TOTAL DEBT RATIO
               ---------------------------------------------------------------------------------
                        10/01/2000 - 12/31/2000                         10.50 to 1
               ---------------------------------------------------------------------------------

2.9      AMENDMENTS TO SUBSECTION 7.6C:  MINIMUM FIXED CHARGE COVERAGE RATIO.

                  Subsection 7.6C of the Credit Agreement is hereby amended by inserting the words "(other than the fiscal quarter ending on December 31, 2000)" after the words "occurring during any period from and after the Closing Date," in lines 4 and 5 thereof.

2.10     NEW SUBSECTION 7.6D:  MINIMUM INTEREST COVERAGE RATIO

                  Subsection 7.6 is hereby further amended by inserting the following as a new subsection 7.6D:

                  "D. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Cash Interest Expense as of the last day of the fiscal quarter of Company ending on December 31, 2000 to be less than 1:1 (such amounts to be determined by reference to the twelve-month period ending on such day).

2.11     AMENDMENT TO SUBSECTION 7.7:  RESTRICTION ON FUNDAMENTAL CHARGES; ASSET
         SALES

                  Subsection 7.7 of the Credit Agreement is hereby amended by deleting the proviso from clause (iv) thereof in its.


2.12     NEW SUBSECTION 7.17:  CONSOLIDATED CAPITAL EXPENDITURES

                  Section 7 of the Credit Agreement is hereby further amended by inserting the following as a new subsection 7.17 at the end thereof:

                           "7.17 CONSOLIDATED CAPITAL EXPENDITURES. Company
                  shall not, and shall not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal quarter indicated below, in an aggregate amount in excess of the corresponding amount set forth below opposite such fiscal quarter.

                 -----------------------------------------------------------------------------------------------
                             FISCAL QUARTER ENDING                     MAXIMUM CONSOLIDATED EXPENDITURES
                 -----------------------------------------------------------------------------------------------
                               December 31, 2000                                   $3,000,000
                 -----------------------------------------------------------------------------------------------
                               March 31, 2001                                      $5,000,000
                 -----------------------------------------------------------------------------------------------

SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and Waiver and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and Waiver and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment and Waiver (the "AMENDED AGREEMENT").

B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and Waiver and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. NO CONFLICT. The execution and delivery by Company of this Amendment and Waiver and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and Waiver and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. Without limiting the generality of the foregoing, Company hereby represents and warrants that on and as of the date hereof:

(i) all the Subsidiaries of Company other than WNGS, Inc. and WNGS License, Inc. are identified on SCHEDULE 1 annexed hereto, which is identical to SCHEDULE 5.1 of the Credit Agreement as supplemented and amended through the date hereof;

(ii) all real property owned or leased by the Credit Parties, and any other interest in real property held by any Credit Party, are identified on SCHEDULE 2 annexed hereto, which is a true, correct and complete list of all real property interests held by the Credit Parties and is identical to SCHEDULE 5.19 of the Credit Agreement as supplemented and amended through the date hereof, and, except as identified on SCHEDULE 2 hereto, each such real property interest is subject to a Mortgage; and

(iii) set forth on SCHEDULE 3 annexed hereto is the correct name of each Credit Party, together with the location of its chief place of business and chief executive office, the place where it keeps its records regarding accounts and the address of each location at which any of its personal property is located.


G. ABSENCE OF DEFAULT. After giving effect to the amendment and waiver set forth herein, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and Waiver that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

                  Company is a party to the Borrower Pledge and Security Agreement and the Borrower Mortgage, in each case as amended through the date hereof, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each of Company's Subsidiaries is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement and each of Company's Subsidiaries (other than the License Cos. and Granite Response Television Inc.) is a party to one or more Subsidiary Mortgages, in each case as amended through the date hereof, pursuant to which such Subsidiary has (i) guarantied the Obligations and (ii) created Liens (subject to Liens permitted by the Credit Agreement) in favor of Administrative Agent on certain Collateral (except to the extent prohibited by the FCC or the Communications Act) to secure the obligations of such Subsidiary under the Subsidiary Guaranty. Company and each Subsidiary Guarantor are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Borrower Pledge and Security Agreement, the Borrower Mortgage, the Subsidiary Guaranty, the Subsidiary Pledge Agreement and the Subsidiary Mortgages are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and Waiver and consents to the amendment and limited waiver of the Credit Agreement effected pursuant to this Amendment and Waiver. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Waiver. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment and Waiver, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and Waiver and (ii) nothing in the Credit Agreement, this Amendment and Waiver or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

A.       LIMITATION ON WAIVER

                  Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 7.6A and 7.6C of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment and Waiver shall be deemed to (a) constitute a waiver of compliance by Company with respect to (i) subsections 7.6A and 7.6C of the Credit Agreement in any other instance or on or after March 30, 2001 or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment and Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

B.       REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
         DOCUMENTS.

(i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment and Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

C. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in Subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of Company.

D. HEADINGS. Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

E. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

F. COUNTERPARTS; EFFECTIVENESS; AMENDMENT FEE. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the "FOURTH AMENDMENT EFFECTIVE DATE") upon (i) the execution of a counterpart hereof by Company, Requisite Lenders and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the payment by Company to Administrative Agent, for distribution to the Lenders that have executed this Amendment of a non-refundable amendment fee in immediately available funds in an amount equal to 0.125% of each such Lender's Commitment.

                  [Remainder of page intentionally left blank]

                                                                       EXECUTION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   ADMINISTRATIVE AGENT:

                                   BANKERS TRUST COMPANY, individually and
                                   as Administrative Agent and Collateral Agent


                                   By:   /s/ SUSAN L. LEFEVRE
                                         ----------------------------
                                         Name:
                                               ----------------------
                                         Title:
                                                ---------------------


LENDERS:


THE BANK OF NEW YORK,
as Documentation Agent and a Lender


By:   /s/ TRISHA E. HARDY
      ------------------------------
      Name:
            ------------------------
      Title:
             -----------------------


GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Co-Agent and a Lender

By:   /s/ STEPHEN KING
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------

UNION BANK OF CALIFORNIA, N.A.,
as a Co-Agent and a Lender


By:
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------

ABN AMRO BANK N.V.
as a Co-Agent and a Lender


By:   /s/ FRANCIS O.R. LOGAN
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------


By:   /s/ DAVID CARRINGTON
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------


NATEXIS BANQUE POPULAIRES,
as a Lender

By:   /s/ EVAN S. KRAUS
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------


CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender


By:   /s/ MARCUS EDWARDS
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------



By:   /s/ ANTHONY ROCK
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------

HELLER FINANCIAL, INC.,
as a Lender


By:   /s/ ROBERT M. REEG
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------

BNP PARIBAS,
as a Lender


By:   /s/ SERGE DESRAYAVD
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------


By:   /s/ GREGG W. BONARDI
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------



THE BANK OF NOVA SCOTIA,
as a Lender


By:   /s/ PAUL A. WEISSENBERGER
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------


MELLON BANK, N.A.,
as a Lender


By:   /s/ PAUL F. NOEL
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------


BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
as a Lender



By:   /s/ MICHAEL J. WISKIND
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------

FINOVA CAPITAL CORPORATION,
as a Lender


By:
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------



SOUTHERN PACIFIC BANK,
as a Lender


By:   /s/ CHERYL A. WASILEWSKI
      ------------------------------
      Name:
             -----------------------
      Title:
             -----------------------

COMPANY:


GRANITE BROADCASTING CORPORATION


By:   /s/ ELLEN MCCLAIN HAIME
      ------------------------------
      Name:
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      Title:
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SUBSIDIARIES:

GRANITE RESPONSE TELEVISION, INC.
KBVO, INC.
KBVO LICENSE, INC.
KNTV, INC.
KNTV LICENSE, INC.
RJR COMMUNICATIONS, INC.
KBJR LICENSE, INC.
SAN JOAQUIN COMMUNICATIONS CORPORATION
KSEE LICENSE, INC.,
WPTA-TV, INC.
WPTA-TV LICENSE, INC.
WTVH L.L.C.
WTVH LICENSE, INC.
WWMT-TV, INC.
WWMT-TV LICENSE, INC.
WKBW-TV LICENSE, INC.
QUEEN CITY BROADCASTING OF NEW YORK, INC.
WEEK, INC.
WEEK LICENSE, INC.
WXON, INC.
WXON LICENSE, INC.
WLAJ, INC.
WLAJ LICENSE, INC.
WEEK-TV LICENSE, INC.
PACIFIC FM INCORPORATED
KOFY-TV LICENSE, INC.


By:   /s/ LAWRENCE I. WILLS
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      Title:
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